Exhibit 24.1


                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                          /s/ DAVID LEDE
                                        ------------------------------------
                                        Name:     David Lede
                                        Title:    Chairman of the Board

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                   /s/ GREGORY MAFFEI
                                   ---------------------------------------------
                                   Name:  Gregory Maffei
                                   Title: Director (Principal Executive Officer)

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                        /s/ CLIFFORD LEDE
                                      ------------------------------
                                      Name:     Clifford Lede
                                      Title:    Vice Chairman

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                               /s/  LARRY OLSEN
                             -------------------------------------------------
                             Name:     Larry Olsen
                             Title:    Vice Chairman (Principal Financial and
                                               Accounting Officer)

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei and Larry Olsen, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                         /s/ RON STEVENSON
                                       ----------------------------------
                                       Name:     Ron Stevenson
                                       Title:    Director

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                       /s/ KEVIN COMPTON
                                     ----------------------------------
                                     Name:     Kevin Compton
                                     Title:    Director

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                    /s/  GLENN CREAMER
                                  --------------------------------
                                  Name:     Glenn Creamer
                                  Title:    Director

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                         /s/  JOHN MALONE
                                       ----------------------------------
                                       Name:     John Malone
                                       Title:    Director

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                        /s/  CLAUDE MONGEAU
                                      --------------------------------
                                      Name:     Claude Mongeau
                                      Title:    Director

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                      /s/  ANDREW RUSH
                                    --------------------------------
                                    Name:     Andrew Rush
                                    Title:    Director

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.





                                     /s/ JOHN STANTON
                                     ---------------------------------
                                     Name:     John Stanton
                                     Title:    Director

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.





                                              /s/ GENE SYKES
                                    --------------------------------------
                                    Name:     Gene Sykes
                                    Title:    Director

                                360NETWORKS INC.



     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Greg Maffei, Larry Olsen and Ron Stevenson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 21, 2000.






                                       /s/ JAMES VOELKER
                                     -----------------------------------
                                     Name:     James Voelker
                                     Title:    Director